Qualitative and quantitative information on financial risk	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Qualitative and quantitative information on financial risks
Qualitative and quantitative information on financial risks
The Group is exposed to the following financial risks connected with its operations:

•	credit risk, principally arising from its normal commercial relations with final customers and dealers, and its financing activities;

•	liquidity risk, with particular reference to the availability of funds and access to the credit market and to financial instruments in general;

•
financial market risk (principally relating to exchange rates, interest rates and commodity prices), since the Group operates at an international level in different currencies and uses financial instruments which generate interest. The Group is also exposed to the risk of changes in the price of certain commodities and of certain listed shares.

These risks could significantly affect the Group’s financial position and results and for this reason, the Group systematically identifies and monitors these risks in order to detect potential negative effects in advance and take the necessary action to mitigate them, primarily through its operating and financing activities and if required, through the use of derivative financial instruments in accordance with established risk management policies.
Financial instruments held by the funds that manage pension plan assets are not included in this analysis (refer to Note 19, Employee benefits liabilities).
The following section provides qualitative and quantitative disclosures on the effect that these risks may have upon the Group. The quantitative data reported in the following does not have any predictive value, in particular the sensitivity analysis on finance market risks does not reflect the complexity of the market or the reaction which may result from any changes that are assumed to take place.
Credit risk
Credit risk is the risk of economic loss arising from the failure to collect a receivable. Credit risk encompasses the direct risk of default and the risk of a deterioration of the creditworthiness of the counterparty.
The Group’s credit risk differs in relation to the activities carried out. In particular, dealer financing and operating and financial lease activities that are carried out through the Group’s financial services companies are exposed both to the direct risk of default and the deterioration of the creditworthiness of the counterparty, while the sale of vehicles and spare parts is mostly exposed to the direct risk of default of the counterparty. These risks are however mitigated by the fact that collection exposure is spread across a large number of counterparties and customers.
Overall, the credit risk regarding the Group’s trade receivables and receivables from financing activities is concentrated in the European Union, Latin America and North American markets.
In order to test for impairment, significant receivables from corporate customers and receivables for which collectability is at risk are assessed individually, while receivables from end customers or small business customers are grouped into homogeneous risk categories. A receivable is considered impaired when there is objective evidence that the Group will be unable to collect all amounts due specified in the contractual terms. Objective evidence may be provided by the following factors: significant financial difficulties of the counterparty, the probability that the counterparty will be involved in an insolvency procedure or will default on its installment payments, the restructuring or renegotiation of open items with the counterparty, changes in the payment status of one or more debtors included in a specific risk category and other contractual breaches. The calculation of the amount of the impairment loss is based on the risk of default by the counterparty, which is determined by taking into account all the information available as to the customer’s solvency, the fair value of any guarantees received for the receivable and the Group’s historical experience.
The maximum credit risk to which the Group is potentially exposed at December 31, 2017 is represented by the carrying amounts of financial assets in the financial statements and the nominal value of the guarantees provided on liabilities and commitments to third parties as discussed in Note 25, Guarantees granted, commitments and contingent liabilities.
Dealers and final customers for which the Group provides financing are subject to specific assessments of their creditworthiness under a detailed scoring system; in addition to carrying out this screening process, the Group also obtains financial and non-financial guarantees for risks arising from credit granted. These guarantees are further strengthened where possible by reserve of title clauses on financed vehicle sales to the sales network made by Group financial service companies and on vehicles assigned under finance and operating lease agreements.
Receivables from financing activities amounting to €3,140 million at December 31, 2017 (€2,578 million at December 31, 2016) contained balances totaling €5 million (€4 million at December 31, 2016), which have been written down on an individual basis. Of the remainder, balances totaling €46 million are past due by up to one month (€34 million at December 31, 2016), while balances totaling €21 million are past due by more than one month (€19 million at December 31, 2016). In the event of installment payments, even if only one installment is overdue, the entire receivable balance is classified as overdue.
Trade receivables and other receivables amounting to €5,413 million at December 31, 2017 (€5,276 million at December 31, 2016) contain balances totaling €15 million (€9 million at December 31, 2016) which have been written down on an individual basis. Of the remainder, balances totaling €271 million are past due by up to one month (€228 million at December 31, 2016), while balances totaling €233 million are past due by more than one month (€228 million at December 31, 2016).
Even though our current securities and Cash and cash equivalents consist of balances spread across various primary national and international banking institutions and money market instruments that are measured at fair value, there was no exposure to sovereign debt securities at December 31, 2017 which might lead to significant risk of repayment.
Liquidity risk
Liquidity risk is the risk if the Group is unable to obtain the funds needed to carry out its operations and meet its obligations. Any actual or perceived limitations on the Group’s liquidity may affect the ability of counterparties to do business with the Group or may require additional amounts of cash and cash equivalents to be allocated as collateral for outstanding obligations.
The continuation of challenging economic conditions in the markets in which the Group operates and the uncertainties that characterize the financial markets, necessitate special attention to the management of liquidity risk. In that sense, measures taken to generate funds through operations and to maintain a conservative level of available liquidity are important factors for ensuring operational flexibility and addressing strategic challenges over the next few years.
The main factors that determine the Group’s liquidity situation are the funds generated by or used in operating and investing activities, the debt lending period and its renewal features or the liquidity of the funds employed and market terms and conditions.
The Group has adopted a series of policies and procedures whose purpose is to optimize the management of funds and to reduce liquidity risk as follows:

•	centralizing the management of receipts and payments where it may be economical in the context of the local civil, currency and fiscal regulations of the countries in which the Group is present;

•	maintaining a conservative level of available liquidity;

•	diversifying the means by which funds are obtained and maintaining a continuous and active presence in the capital markets;

•	obtaining adequate credit lines; and

•	monitoring future liquidity on the basis of business planning.
The Group manages liquidity risk by monitoring cash flows and keeping an adequate level of funds at its disposal. The operating cash management and liquidity investment of the Group are centrally coordinated in the Group's treasury companies, with the objective of ensuring effective and efficient management of the Group’s funds. These companies obtain funds in the financial markets various funding sources.
In 2016, in conjunction with the amendments to the credit agreements that govern the Tranche B Term Loans of FCA US entered into in March 2016, the covenants restricting the provision of guarantees and payment of dividends by FCA US for the benefit of the rest of the Group were eliminated and FCA US's cash management activities are no longer managed separately from the rest of the Group.
FCA has not provided any guarantee, commitment or similar obligation in relation to any of FCA US’s financial indebtedness, nor has it assumed any kind of obligation or commitment to fund FCA US. Certain notes issued by FCA and its subsidiaries (other than FCA US and its subsidiaries) include covenants which may be affected by circumstances related to FCA US as well as certain other relevant subsidiaries, including cross-default clauses which may accelerate repayments in the event that FCA US fails to pay certain of its debt obligations.
Details of the repayment structure of the Group’s financial assets and liabilities are provided in Note 15, Trade, other receivables and tax receivables, Note 22, Other liabilities and Tax payables and in Note 21, Debt. Details of the repayment structure of derivative financial instruments are provided in Note 16, Derivative financial assets and liabilities.
The Group believes that the Group's total available liquidity, in addition to the funds that will be generated from operating and financing activities, will enable the Group to satisfy the requirements of its investing activities and working capital needs, fulfill its obligations to repay its debt at the natural due dates and ensure an appropriate level of operating and strategic flexibility.
Financial market risks
Due to the nature of our business, the Group is exposed to a variety of market risks, including foreign currency exchange rate risk, commodity price risk and interest rate risk.
The Group’s exposure to foreign currency exchange rate risk arises both in connection with the geographical distribution of the Group’s industrial activities compared to the markets in which it sells its products, and in relation to the use of external borrowing denominated in foreign currencies.
The Group’s exposure to interest rate risk arises from the need to fund industrial and financial operating activities and the necessity to deploy surplus funds. Changes in market interest rates may have the effect of either increasing or decreasing the Group’s Net profit, thereby indirectly affecting the costs and returns of financing and investing transactions.
The Group’s exposure to commodity price risk arises from the risk of changes in the price of certain raw materials and energy used in production. Changes in the price of raw materials could have a significant effect on the Group’s results by indirectly affecting costs and product margins.
These risks could significantly affect the Group’s financial position and results and for this reason, these risks are systematically identified and monitored, in order to detect potential negative effects in advance and take the necessary actions to mitigate them, primarily through its operating and financing activities and if required, through the use of derivative financial instruments in accordance with its established risk management policies.
The Group’s policy permits derivatives to be used only for managing the exposure to fluctuations in foreign currency exchange rates and interest rates as well as commodities prices connected with future cash flows and assets and liabilities, and not for speculative purposes.
The Group utilizes derivative financial instruments designated as fair value hedges mainly to hedge:

•	the foreign currency exchange rate risk on financial instruments denominated in foreign currency; and

•	the interest rate risk on fixed rate loans and borrowings.
The instruments used for these hedges are mainly foreign currency forward contracts, interest rate swaps and combined interest rate and foreign currency financial instruments.
The Group uses derivative financial instruments as cash flow hedges for the purpose of pre-determining:

•	the exchange rate at which forecasted transactions denominated in foreign currencies will be accounted for;

•
the interest paid on borrowings, both to match the fixed interest received on loans (customer financing activity), and to achieve a targeted mix of floating versus fixed rate funding structured loans; and

•	the price of certain commodities.
The foreign currency exchange rate exposure on forecasted commercial flows is hedged by foreign currency swaps and forward contracts. Interest rate exposures are usually hedged by interest rate swaps and, in limited cases, by forward rate agreements. Exposure to changes in the price of commodities is generally hedged by using commodity swaps and commodity options. In addition, in order to manage the Group’s foreign currency risk related to its investments in foreign operation, the Group enters into net investment hedges, in particular foreign currency swaps and forward contracts. Counterparties to these agreements are major financial institutions.
Information on the fair value of derivative financial instruments held at the balance sheet date is provided in Note 16, Derivative financial assets and liabilities.
Quantitative information on foreign currency exchange rate risk
The Group is exposed to risk resulting from changes in foreign currency exchange rates, which can affect its earnings and equity. In particular:

•	where a Group company incurs costs in a currency different from that of its revenues, any change in exchange rates can affect the operating results of that company.

•	the principal exchange rates to which the Group is exposed are:

◦	EUR/U.S.$, relating to sales and purchases in U.S.$ made by Italian companies (primarily for Maserati and Alfa Romeo vehicles) and to sales and purchases in Euro made by FCA US;

◦	U.S.$/CAD, primarily relating to FCA Canada's sales of U.S. produced vehicles, net of FCA US sales of Canadian produced vehicles;

◦	CNY, in relation to sales in China originating from FCA US and from Italian companies (primarily for Maserati and Alfa Romeo vehicles);

◦	GBP, AUD, MXN, CHF, and ARS in relation to sales in the UK, Australian, Mexican, Swiss and Argentinian markets;

◦	PLN and TRY, relating to manufacturing costs incurred in Poland and Turkey;

◦	JPY mainly in relation to purchase of parts from Japanese suppliers and sales of vehicles in Japan; and

◦	U.S.$/BRL, EUR/BRL, relating to Brazilian manufacturing operations and the related import and export flows.
The Group’s policy is to use derivative financial instruments to hedge a percentage of certain exposures subject to foreign currency exchange rate risk for the upcoming 12 months (including such risk before or beyond that date where it is deemed appropriate in relation to the characteristics of the business) and to hedge the exposure resulting from firm commitments unless not deemed appropriate.
Group companies may have trade receivables or payables denominated in a currency different from their respective functional currency. In addition, in a limited number of cases, it may be convenient from an economic point of view, or it may be required under local market conditions, for Group companies to obtain financing or use funds in a currency different from their respective functional currency. Changes in exchange rates may result in exchange gains or losses arising from these situations. The Group’s policy is to hedge, whenever deemed appropriate, the exposure resulting from receivables, payables and securities denominated in foreign currencies different from the respective Group companies' functional currency.
Certain of the Group’s companies are located in countries which are outside of the Eurozone, in particular the U.S., Brazil, Canada, Poland, Serbia, Turkey, Mexico, Argentina, the Czech Republic, India, China, Australia and South Africa. As the Group's reporting currency is the Euro, the income statements of those entities that have a reporting currency other than the Euro are translated into Euro using the average exchange rate for the period. In addition, the monetary assets and liabilities of these consolidated companies are translated into Euro at the period-end foreign exchange rate. The effects of these changes in foreign exchange rates are recognized directly in the Cumulative translation adjustments reserve included in Other comprehensive income. Changes in exchange rates may lead to effects on the translated balances of revenues, costs and monetary assets and liabilities reported in Euro, even when corresponding items are unchanged in the respective local currency of these companies.
The Group monitors its principal exposure to conversion exchange risk and, in certain circumstances, enters into derivatives for the purpose of hedging the specific risk.
There have been no substantial changes in 2017 in the nature or structure of exposure to foreign currency exchange rate risk or in the Group’s hedging policies.
The potential loss in fair value of derivative financial instruments held for foreign currency exchange rate risk management (currency swaps/forwards, cross-currency interest rate and currency swaps) at December 31, 2017 resulting from a 10 percent change in the exchange rates would have been approximately €1,010 million (€1,453 million at December 31, 2016).
This analysis assumes that a hypothetical, unfavorable 10 percent change in exchange rates as at year-end is applied in the measurement of the fair value of derivative financial instruments. Receivables, payables and future trade flows whose hedging transactions have been analyzed were not included in this analysis. It is reasonable to assume that changes in market exchange rates will produce the opposite effect, of an equal or greater amount, on the underlying transactions that have been hedged.
Quantitative information on interest rate risk
The manufacturing companies and treasuries of the Group make use of external borrowings and invest in monetary and financial market instruments. In addition, Group companies sell receivables resulting from their trading activities on a continuing basis. Changes in market interest rates can affect the cost of the various forms of financing, including the sale of receivables, or the return on investments and the employment of funds, thus negatively impacting the net financial expenses incurred by the Group.
In addition, the financial services companies provide loans (mainly to customers and dealers), financing themselves using various forms of direct debt or asset-backed financing (e.g. factoring of receivables). Where the characteristics of the variability of the interest rate applied to loans granted differ from those of the variability of the cost of the financing obtained, changes in the current level of interest rates can affect the operating result of those companies and the Group as a whole.
In order to manage these risks, the Group uses interest rate derivative financial instruments, mainly interest rate swaps and forward rate agreements, when available in the market, with the objective of mitigating, under economically acceptable conditions, the potential variability of interest rates on the Group's Net profit.
In assessing the potential impact of changes in interest rates, the Group segregates fixed rate financial instruments (for which the impact is assessed in terms of fair value) from floating rate financial instruments (for which the impact is assessed in terms of cash flows).
The fixed rate financial instruments used by the Group consist principally of part of the portfolio of the financial services companies (principally customer financing and financial leases) and part of debt (including subsidized loans and notes).
The potential loss in fair value of fixed rate financial instruments (including the effect of interest rate derivative financial instruments) held at December 31, 2017, resulting from a hypothetical 10 percent change in market interest rates, would have been approximately €71 million (approximately €56 million at December 31, 2016).
Floating rate financial instruments consist principally of cash and cash equivalents, loans provided by the financial services companies to the sales network and part of debt. The effect of the sale of receivables is also considered in the sensitivity analysis as well as the effect of hedging derivative instruments.
A hypothetical 10 percent change in short-term interest rates at December 31, 2017, applied to floating rate financial assets and liabilities, operations for the sale of receivables and derivative financial instruments, would have resulted in increased net financial expenses before taxes, on an annual basis, of approximately €27 million (€30 million at December 31, 2016).
This analysis is based on the assumption that there is an unfavorable change of 10 percent proportionate to interest rate levels across homogeneous categories. A homogeneous category is defined on the basis of the currency in which the financial assets and liabilities are denominated. In addition, the sensitivity analysis applied to floating rate financial instruments assumes that cash and cash equivalents and other short-term financial assets and liabilities which expire during the projected 12-month period will be renewed or reinvested in similar instruments, bearing the hypothetical short-term interest rates.
Quantitative information on commodity price risk
The Group has entered into derivative contracts for certain commodities to hedge its exposure to commodity price risk associated with buying raw materials and energy used in its normal operations.
In connection with the commodity price derivative contracts outstanding at December 31, 2017, a hypothetical 10 percent change in the price of the commodities at that date would have caused a fair value loss of €51 million (€35 million at December 31, 2016). Future trade flows whose hedging transactions have been analyzed were not considered in this analysis. It is reasonable to assume that changes in commodity prices will produce the opposite effect, of an equal or greater amount, on the underlying transactions that have been hedged.